EXHIBIT 99.2

FORM OF ELECTION AND LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATES FOR SHARES OF

INDEPENDENT COMMUNITY BANK COMMON STOCK

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO: Olde Monmouth Stock Transfer Co., Inc., the Exchange Agent:

By Mail:	By Hand, Overnight Delivery Service or Courier:	By Facsimile (for Guarantee of Delivery only):

[●]	[●]	[●]

For confirmation telephone: ( ___ ) __-_____

For assistance with completing this Form of Election and

Letter of Transmittal, please call ( ___ ) ___-____

Delivery of this Form of Election and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

ELECTION DEADLINE: March 22, 2007 at 5:00 p.m., EST.

Failure to complete substitute Form W-9 may subject you to back-up withholding.

DESCRIPTION OF CERTIFICATES

FOR SHARES OF INDEPENDENT COMMUNITY BANK COMMON STOCK SURRENDERED

Certificate(s) Being Surrendered (Attach additional list if necessary—See Instruction 2)
Name(s) of Record Holder(s) As Shown on the Certificate(s) and Address(es) of such Record Holder(s)	Certificate Number(s)	Number of Shares Represented by Certificates	Number of Shares Surrendered

Total Shares
YOU MUST ENCLOSE ALL OF YOUR CERTIFICATES FOR YOUR SHARES OF INDEPENDENT COMMUNITY BANK COMMON STOCK WITH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL UNLESS THE GUARANTEE OF DELIVERY IS COMPLETED.

☐

Check here if certificate has been lost or destroyed (See Instruction 12)

Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the agreement and plan of merger and the related transactions at the special meeting of Independent Community Bank shareholders. In order to cast a vote, you must separately complete, sign and return the proxy card you received.

Pursuant to that certain Agreement and Plan of Merger, dated as of November 17, 2006 (the “Merger Agreement”), by and among Sun American Bancorp (“Sun American Bancorp”), Sun American Bank, and Independent Community Bank (“Independent Community Bank”), the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing all of the shares of Independent Community Bank common stock, $5.00 par value per share (the “Independent Community Bank shares”), owned of record by the undersigned and hereby elects (the “Election”), in the manner indicated below, to have the Independent Community Bank shares evidenced by such certificate(s) converted into the right to receive one, or a combination of, the following:

•

shares (the “Stock Consideration”) of Sun American Bancorp common stock, $0.01 par value per share (“Sun American Bancorp common stock”), subject to the allocation process as described in the accompanying proxy statement/prospectus, dated as of [●] (the “Proxy Statement”), and set forth in the Merger Agreement (the “Stock Election”);

•

cash (the “Cash Consideration”), subject to the allocation process as described in the Proxy Statement and set forth in the Merger Agreement (the “Cash Election”); or

•

the Stock Consideration with respect to a portion of the undersigned’s Independent Community Bank shares and the Cash Consideration with respect to a portion (i.e., the balance) of the undersigned’s Independent Community Bank shares, subject to the allocation process as described in the Proxy Statement and set forth in the Merger Agreement (the “Mixed Election”).

If the undersigned does not mark one of the election boxes below, or marks the “No Preference” box indicating no preference as to the receipt of the Cash Consideration or the Stock Consideration, the undersigned will be deemed to have made “No Election” and will have his or her shares converted into cash and/or shares of Sun American Bancorp common stock as provided in the Merger Agreement.

The undersigned understands that the Election is subject to certain terms, conditions and limitations as set forth in the Merger Agreement and described in the accompanying Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Exhibit A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation process described in the Proxy Statement and set forth in the Merger Agreement, an Independent Community Bank shareholder may not receive the Cash Consideration and/or Stock Consideration for the holder’s Independent Community Bank shares to the extent that such holder elects. All Elections are subject to the allocation process set forth in Section 2.5 of the Merger Agreement. The allocation process is described in the Proxy Statement under the caption “Terms of The Merger Agreement — Allocation Process.” Independent Community Bank shareholders are urged to read the Merger Agreement and Proxy Statement in their entirety before completing this Form of Election and Letter of Transmittal.

The undersigned understands that the definitive terms pursuant to which the merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by Independent Community Bank shareholders, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the Proxy Statement and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled “The Merger — Material United States Federal Income Tax Consequences.”

The undersigned hereby makes the following election for all of the undersigned’s Independent Community Bank shares owned of record and surrendered with this Form of Election and Letter of Transmittal:

ELECTION
Check one of the boxes below:
☐ Stock Election
☐ Cash Election
☐ Mixed Election. Convert:
_______ Independent Community Bank shares into Cash Consideration
_______ Independent Community Bank shares into Stock Consideration
☐ No Preference

The Exchange Agent reserves the right to deem that the undersigned has made No Election if:

•

None of the above Elections is made;

•

The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit Independent Community Bank share certificate(s) or a Guarantee of Delivery) or otherwise fails to properly make an election;

•

A completed Form of Election and Letter of Transmittal (including submission of the holder’s share certificate(s) or a Guarantee of Delivery) is not received by the Exchange Agent prior to 5:00 p.m., EST, on March 22, 2007, unless this deadline is extended in accordance with the terms of the Merger Agreement (the “Election Deadline”); or

•

The undersigned returns this Form of Election and Letter of Transmittal with a Guarantee of Delivery but does not deliver the Independent Community Bank share certificate(s) representing the shares in respect of which the Election is being made within three trading days after the Election Deadline as set forth on such Guarantee of Delivery.

In order to receive the merger consideration, this Form of Election and Letter of Transmittal must be (1) completed and signed in the space in the box labeled “Shareholder(s) Sign Here” and on the Substitute Form W-9 and (2) mailed or delivered with the holder’s Independent Community Bank share certificate(s) or a Guarantee of Delivery to the Exchange Agent at the appropriate address set forth above (or the facsimile number, if applicable). In order to properly make an Election, the Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. Sun American Bancorp will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice. Sun American Bancorp will issue a press release or other public announcement of that extension prior to 9:00 a.m., EST, on the next business day following the previously scheduled Election Deadline.

If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the Independent Community Bank shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the record holder of the Independent Community Bank shares represented by the share certificate(s) surrendered with this Form of Election and Letter of Transmittal, with good title to those shares and full power and authority (1) to sell, assign and transfer those shares free and clear of all liens, restrictions, charges and encumbrances, which shares are not subject to any adverse claims and (2) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those Independent Community Bank shares.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned’s behalf, in exchange for the Independent Community Bank shares represented by such certificate(s), any check and/or any certificate(s) for shares of Sun American Bancorp common stock issuable to the undersigned. Further, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

Record holders of Independent Community Bank shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom they are a nominee. However, at the request of Sun American, that record holder must certify to the satisfaction of Sun American Bancorp that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a separate Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Independent Community Bank shares.

As a result of completing and signing this Form of Election and Letter of Transmittal in accordance with the instructions, you will NOT need to sign the back of your stock certificates. If the check and/or certificate(s) representing shares of Sun American Bancorp common stock is to be issued in exactly the name of the record holder as inscribed on the surrendered Independent Community Bank share certificate(s), NO guarantee of the signature on this Form of Election and Letter of Transmittal is required.

(This Box for use by Eligible Institutions only)

GUARANTEE OF DELIVERY

☐

Check here if certificates for Independent Community Bank shares are being delivered pursuant to a Notice of Guaranteed Delivery sent to the Exchange Agent and complete the following (See Instruction 15):

The undersigned Eligible Institution guarantees to deliver to the Exchange Agent the certificate(s) for Independent Community Bank shares to which this Form of Election and Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Independent Community Bank, no later than 5:00 p.m., EST, on the third trading day after the Election Deadline.

Name of Registered Owner(s):

_____________________________________________________

Date of Execution of Notice of Guaranteed Delivery:

_____________________________________________________

Name of Eligible Institution Which Guaranteed Delivery:

_____________________________________________________

Telephone No. _________________________________________

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 6 & 8)

To be completed ONLY if the check for the Cash Consideration and/or certificate(s) for shares of Sun American Bancorp common stock is to be mailed to another person or to an address other than as set forth in the box captioned “DESCRIPTION OF CERTIFICATES FOR SHARES OF INDEPENDENT COMMUNITY BANK COMMON STOCK SURRENDERED.”

Mail check or certificate(s) to:*

Name:_______________________________

                             (Please Print)

Address: ____________________________

____________________________________

____________________________________

                       (Include Zip Code)

*please attach additional sheets if necessary.

If Special Delivery Instructions are being given, please remember to have your signature guaranteed.

SPECIAL PAYMENT INSTRUCTIONS

(See Instruction 8)

To be completed ONLY if the check for the Cash Consideration and/or certificate(s) for shares of Sun American Bancorp common stock is to be issued in the name of someone other than the record holder(s) of the Independent Community Bank shares or the name of the record holder(s) needs to be corrected or changed.

Issue check or certificate(s) to:

Name: _______________________________

                               (Please Print)

Address:_____________________________

____________________________________

____________________________________

                     (Include Zip Code)

____________________________________

(Tax Identification or Social Security No.)

(See substitute form W-9 Below)

If Special Payment Instructions are being given, please remember to have your signature guaranteed.

SHAREHOLDER(S) SIGN HERE

(Also complete Substitute Form W-9 below)

IMPORTANT:

Please date and sign exactly as your name(s) appears on the enclosed certificate(s). If shares are held jointly, each owner must sign.

A check and certificate(s) for shares of Sun American Bancorp common stock will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person’s signature unless the Special Delivery Instructions or Special Payment Instructions are completed.

____________________________________

____________________________________

(Signature(s) of Owner(s)—See Instruction 5)

When signing as attorney, administrator, trustee, guardian, corporate office, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the following information. See Instruction 7.

Name: ______________________________

                              (Please Print)

Capacity:____________________________

                               (Please Print)

Address: ____________________________

____________________________________

____________________________________

                     (Include Zip Code)

Area Code and Telephone Number:

( ____ ) ____________________

SIGNATURE GUARANTEE

(If required by Instruction 6)

Apply Signature Guarantee Medallion Below

	Substitute Form W-9 Request for Taxpayer Identification Number and Certification				Give form to the requester. Do NOT send to the IRS.
Print or type					Name (If joint name, list first and circle the name of the person or entity whose number you enter in Part 1 below)
Business Name, if different from above.
Check appropriate box:		Individual/ Sole proprietor	Corporation	Partnership	Other ►	Exempt from backup withholding
Address (number, street, and apt. or suite no.)					Requester’s name and address (optional)
City, state, and Zip code
List account number(s) here (optional)
Part I					Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN). If you do not have a TIN, you may apply for one using Form SS-5 if you are an individual or Form SS-4 if you are an entity, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part II Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Applied for   □

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.

The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.

I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return

The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid back-up withholding.

Sign Here	Signature of U.S. person►				Date ►

EXCHANGE AGENT’S NAME: OLDE MONMOUTH STOCK TRANSFER CO., INC.

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY CASH PAYMENTS MADE TO YOU WITH RESPECT TO INDEPENDENT COMMUNITY BANK SHARES SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a taxpayer identification number within 60 days of submitting this Substitute Form W-9 and that I will be subject to backup withholding at the applicable rate on all reportable payments until I provide my taxpayer identification number.

_____________________________________

Signature

_____________________________________

Date

Instructions

1.

General. This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those Independent Community Bank shareholders who desire to make an Election. It may also be used as a letter of transmittal for Independent Community Bank shareholders who do not complete the Form of Election and Letter of Transmittal by the Election Deadline. Independent Community Bank shareholders who do not complete and submit this Form of Election and Letter of Transmittal by the Election Deadline cannot make an election. They will be deemed to have made No Election.

Until a record holder’s share certificate(s) are received by the Exchange Agent at the appropriate address (or at the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the shareholder’s certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Independent Community Bank shareholders receiving Stock Consideration will be entitled to any dividends or other distributions with respect to shares of Sun American Bancorp common stock which have a record date and are paid after the effective time of the merger (if any).

Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the Merger Agreement and the merger at the special meeting of shareholders of Independent Community Bank. In order to cast a vote, you must separately complete, sign and return the proxy card you received.

2.

Listing of Certificates. List the certificate number and number of shares for each certificate of Independent Community Bank shares surrendered in the space provided. The total number of shares surrendered should equal the total number of Independent Community Bank shares held of record at the effective time of the merger. The Exchange Agent may delay the exchange until any differences in the number of Independent Community Bank shares surrendered and the number of Independent Community Bank shares held of record are resolved.

If your shares are registered differently on several stock certificates, it will be necessary for you to complete, sign and submit a separate Form of Election and Letter of Transmittal for each different share registration.

If the space provided for listing certificates is inadequate, the additional certificate numbers, number of shares, number of shares surrendered and registered owners should be listed on a separate, signed schedule attached to this Form of Election and Letter of Transmittal.

3.

Time in Which to Make an Election. For an election to be validly made, the Exchange Agent must receive, at the applicable address set forth on the front of this Form of Election and Letter of Transmittal, prior to the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed and accompanied by all of the certificates listed in the box entitled “DESCRIPTION OF CERTIFICATES FOR SHARES OF INDEPENDENT COMMUNITY BANK COMMON STOCK SURRENDERED” representing Independent Community Bank shares owned by that holder or by a Guarantee of Delivery. Any Independent Community Bank shareholder whose Form of Election and Letter of Transmittal and certificates (or Guarantee of Delivery) are not so received will be deemed to have made No Election. In the event Independent Community Bank shares covered by a Guarantee of Delivery are not received prior to the third trading day after the Election Deadline, unless that deadline has been extended, the holder of the shares will be deemed to have made No Election.

4.

Change or Revocation of Election. Independent Community Bank shareholders may, at any time prior to the Election Deadline, change or revoke their Election by sending written notice to be received by the Exchange Agent prior to the Election Deadline accompanied by a properly completed and signed revised Form of Election and Letter of Transmittal. Independent Community Bank shareholders may also revoke their Election by withdrawing their certificates, or the Guarantee of Delivery of such certificates, previously deposited with the Exchange Agent prior to the election deadline. All Elections will automatically be deemed revoked upon receipt by the Exchange Agent of written notification from Sun American Bancorp or Independent Community Bank that the Merger Agreement was terminated.

5.

Nominees. Record holders of Independent Community Bank shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom they are a nominee. However, at the request of Sun American, the record holder must certify to Sun American’s satisfaction that the record holder holds those Independent Community Bank shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a separate Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Independent Community Bank shares.

6.

Guarantee of Signatures. No signature guarantee on the Form of Election and Letter of Transmittal is required if this Form of Election and Letter of Transmittal is signed by the registered holder(s) of the shares listed on this Form of Election and Letter of Transmittal, unless the shareholder has completed either the box entitled “SPECIAL PAYMENT INSTRUCTIONS” or the box entitled “SPECIAL DELIVERY INSTRUCTIONS” above. If either of those boxes has been completed, or if this Form of Election and Letter of Transmittal is NOT signed by the registered holder(s) of the shares listed on this Form of Election and Letter of Transmittal, all signatures on this Form of Election and Letter of Transmittal must be guaranteed as described below.

If signatures are required to be guaranteed, they must be guaranteed by one of the following (an “Eligible Institution”):

•

a brokerage firm that is a member of a registered national securities exchange;

•

a brokerage firm that is a member of the National Association of Securities Dealers, Inc.; or

•

a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program.

7.

Signature Requirements. If this Form of Election and Letter of Transmittal is signed by the registered holder(s) of the shares submitted, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any other change. If the shares are owned of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal. As described in Instruction 2, if any surrendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Form of Election and Letter of Transmittal or any certificates or stock powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person’s or persons’ authority so to act must be submitted.

If this Form of Election and Letter of Transmittal is signed by a person other than the registered holder(s) of the shares listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed as described in Instruction 6.

In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 8.

8.

Special Payment and Delivery Instructions. Unless instructions to the contrary are given in the box entitled “SPECIAL PAYMENT INSTRUCTIONS” or the box entitled “SPECIAL DELIVERY INSTRUCTIONS,” the certificate representing shares of Sun American Bancorp common stock and/or the check to be distributed upon the surrender of Independent Community Bank shares pursuant to this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled “DESCRIPTION OF CERTIFICATES FOR SHARES OF INDEPENDENT COMMUNITY BANK COMMON STOCK SURRENDERED.”

If the certificate and/or check are to be issued in the name of a person or persons other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (due to marriage or any other reason), the box entitled “SPECIAL PAYMENT INSTRUCTIONS” must be completed. If the certificate and/or check are to be sent to a person or persons other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled “DESCRIPTION OF CERTIFICATES FOR SHARES OF INDEPENDENT COMMUNITY BANK COMMON STOCK SURRENDERED,” the box entitled “SPECIAL DELIVERY INSTRUCTIONS” must be completed.

If the box entitled “SPECIAL PAYMENT INSTRUCTIONS” is completed or the box entitled “SPECIAL DELIVERY INSTRUCTIONS” is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed. See Instruction 6.

9.

Important Tax Information—Substitute Form W-9. Under the federal income tax law, a shareholder whose surrendered certificates are accepted for exchange is required to provide the Exchange Agent with his or her correct Taxpayer Identification Number ( “TIN”) on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her Social Security Number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to certain penalties imposed by the Internal Revenue Service. In addition, payments that are made to such a shareholder may be subject to backup withholding.

Certain shareholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign shareholder to qualify as an exempt recipient, that shareholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that shareholder’s exempt status. The Form W-8 can be obtained from the Exchange Agent. In order for all other Independent Community Bank shareholders to qualify for an exemption, such shareholders must submit a statement, signed under penalties of perjury, attesting to exempt status. Such statement is found in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

To Prevent Backup Withholding on payments that are made to a shareholder, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form appearing on this Form of Election and Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN). In addition, the shareholder must complete Part 2 of the Substitute Form W-9, check the appropriate box, and date and sign as indicated. INCLUDED WITH THESE INSTRUCTIONS ARE SUBSTITUTE FORM W-9 CERTIFICATION GUIDELINES.

The shareholder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record owner of the shares surrendered. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

10.

Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of Independent Community Bank shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A large return envelope is enclosed. Do not return this Form of Election and Letter of Transmittal using the smaller envelope provided for return of your proxy card. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11.

Payment Will Be Made by a Single Check or Certificate. Normally, a single check and/or a single certificate representing shares of Sun American Bancorp common stock will be issued. However, if for tax purposes or otherwise a shareholder wishes to have multiple certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided.

12.

Lost, Stolen or Destroyed Certificates. The Exchange Agent will accept Independent Community Bank shares properly submitted in compliance with this Form of Election and Letter of Transmittal without physical delivery of the certificate(s) in the case of lost, stolen or destroyed certificates, subject to satisfactory completion of an appropriate affidavit, and such other procedures as may be deemed necessary by the Exchange Agent or Sun American, in accordance with the Merger Agreement, including the posting of bond or other security.

13.

Non-Consummation of Merger. Consummation of the merger is subject to the required approval of the Independent Community Bank shareholders and to the satisfaction of certain other conditions. Merger consideration will not be distributed prior to the consummation of the merger, and no distributions will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and Independent Community Bank shareholder certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

14.

Voting Rights and Dividends. Independent Community Bank shareholders will continue to have the right to vote and to receive all dividends paid on Independent Community Bank shares deposited by them with the Exchange Agent until the effective time of the merger.

15.

Guarantee of Delivery. Independent Community Bank shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Election Deadline may deliver their Independent Community Bank shares by properly completing and duly executing a Guarantee of Delivery if:

(1)

the Guarantee of Delivery is made by or through an Eligible Institution (see Instruction 6);

(2)

prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, substantially in the form provided herein; and

(3)

the certificates for all the Independent Community Bank shares covered by the Guarantee of Delivery, in proper form for transfer (or a book entry confirmation), together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal are received by the Exchange Agent within three trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to make No Election.

16.

Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Sun American Bancorp in its sole discretion, and any such resolution will be final and binding. With the consent of Sun American, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Independent Community Bank shares submitting the Form of Election and Letter of Transmittal is reasonably clear. The Exchange Agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Independent Community Bank shares, nor will the Exchange Agent incur any liability for the failure to do so.

17.

No Fractional Shares. No fraction of a share of Sun American Bancorp common stock will be issued upon the surrender for exchange of certificate(s) for Independent Community Bank shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

18.

Assistance and Information. Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to the Exchange Agent (telephone [ ___-___-___ ]). Additional copies of the Proxy Statement and this Form of Election and Letter of Transmittal may be obtained from the Exchange Agent at either of its addresses (or the facsimile number) set forth on the front of this Form of Election and Letter of Transmittal or by calling the Exchange Agent at the telephone number set forth in the preceding sentence.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE EXCHANGE AGENT

Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Exchange Agent.

	For this type of account:	Give the SOCIAL SECURITY NUMBER of:

1.	An individual's account	The individual
2.	Two or more individuals	The actual owner of the account or,
	(joint account)	if combined funds, the first
individual on the account(1)
3.	Custodian account of a minor	The minor(2)
(Uniform Gift to Minors Act)
4.	Adult and minor (joint	The adult or, if the minor is the
	account)	only contributor, the minor(1)
5.	Account in the name of	The ward, minor, or incompetent
	guardian or committee for a	person(3)
designated ward, minor or
incompetent person
6.	(a) A revocable savings trust	The grantor-trustee(1)
account (in which grantor
is also trustee)
	(b) Any "trust" account that	The actual owner(1)
is not a legal or valid
trust under State law
7.	Sole proprietorship or	The owner(4)
single-owner LLC

	For this type of account:	Give the EMPLOYER IDENTIFICATION
NUMBER of:

8.	A valid trust, estate, or	The legal entity (do not furnish the
	pension trust	identifying number of the personal
representative or trustee unless the
legal entity itself is not
designated in the account title)(5)
9.	Corporation or LLC electing	The corporation or entity
corporate status on Form 8832
10.	Religious, charitable or	The organization
educational organization account
11.	Partnership account or	The partnership or entity
multi-member LLC
12.	Association, club, or other	The organization
tax-exempt organization
13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of	The public entity
Agriculture in the name of a
public entity (such as a State
or local government, school
district, or prison) that
receives agricultural program
payments

———————
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's Number must be furnished.
(2)	Circle the minor's name and furnish the minor's Social Security Number.
(3)	Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security Number.
(4)	Show the name of the owner. If the owner does not have an Employer Identification Number, furnish the owner's Social Security Number.
(5)	List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part I, check the “Applied For” box in Part I, sign and date the Form, and give it to the Exchange Agent. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the Exchange Agent. You will be subject to backup withholding on all reportable payments until you provide your taxpayer identification number to the Exchange Agent. If you provide your taxpayer identification number to the Exchange Agent within 60 days, the Exchange Agent will refund any amounts backup withheld from reportable payments made during the 60 day period, but if you do not provide the Exchange Agent with you taxpayer identification number within the 60-day period, the Exchange Agent will remit such previously retained amounts to the IRS as backup withholding.

Unless otherwise noted herein, all references to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

1.

An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2.

The United States or any of its agencies or instrumentalities;

3.

A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4.

A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5.

An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.

A corporation;

7.

A foreign central bank of issue;

8.

A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9.

A futures commission merchant registered with the Commodity Futures Trading Commission;

10.

A real estate investment trust;

11.

An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.

A common trust fund operated by a bank under section 584(a);

13.

A financial institution;

14.

A middleman known in the investment community as a nominee or custodian; or

15.

A trust exempt from tax under section 664 or described in section 4947.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE EXCHANGE AGENT, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, CHECK THE “EXEMPT” BOX IN PART II, AND RETURN IT TO THE EXCHANGE AGENT.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6044, 6045, 6049, 6050A, and 6050N and the regulations thereunder.

Privacy Act Notice—Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. This information may also be disclosed to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally backup withhold on payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to an Exchange Agent. Certain penalties may also apply.

PENALTIES

(1)

Penalty For Failure To Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to an Exchange Agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)

Failure To Report Certain Dividend And Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to such failure.

(3)

Civil Penalty For False Statements With Respect To Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)

Criminal Penalty For Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.